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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 18, 2005 (April 18, 2005)

                                   ----------

                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

        Maryland                 001-32136                 20-0057959
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     (State or other            (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
     incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 8.01  OTHER EVENTS.

     On April 18, 2005, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.55 per share of common stock for the quarter ended March 31, 2005 which is payable on May 15, 2005 to common shareholders of record on April 30, 2005. The Company also provided an update on its investment and financing activity since January 2005 in that press release. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number
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           99.1      Press Release, dated April 18, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2005                            ARBOR REALTY TRUST, INC..


                                                  By:    /s/ Frederick C. Herbst
                                                         -----------------------
                                                  Name:  Frederick C. Herbst
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number
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     99.1            Press Release, dated April 18, 2005.